EXHIBIT 10.41

                             CONSULTING AGREEMENT
                                  Tom Hakel


GOALS: 1) Drive all money raising efforts including Private Placement offering(s) Investment Banking, and Asset Based Lending. 2) Strategic deal structure assistance and creative problem solving regarding all acquisition opportunities and hurdles. 3) Ongoing review of acquisitions in the pipeline and consultation on target prioritization. 4) Coaching/Mentoring to the Chief Financial Officer.

COMPANY:                       American TonerServ Corp.
                               420 Aviation Blvd.  Suite 103
                               Santa Rosa, CA  95403

CONTACT:                       Daniel J. Brinker, President/CEO

TERMS:
                            *  Begins January 1st , 2008
                            *  Ends December 31st, 2008
                            *  $5,000 per month
                            *  Payment schedule:
                               *  Due on the 15th  of each month
                               *First payment is due January 15th, 2008
                            *  Pre-approved reimbursement for business
                                 expenses:
                               *  Air, transportation, hotel, business
                                  entertainment

Contract cancelable by either party on a quarterly basis

Please make checks payable to: International Commerce Group, LLC
                               1020 Blue Oak Place
                               Santa Rosa, CA  95404
                               Phone:  707-843-9909

Please sign below and return to above address. Thank you


                               /s/ Daniel J. Brinker
                               Name

                               President and CEO
                               Title

                               1-22-08
                               Date